 LVIP Delaware Diversified Floating Rate Fund(Standard and Service Class)
Summary ProspectusMay 1, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus.
Investment Objective The investment objective of the LVIP Delaware Diversified Floating Rate Fund is to seek total return. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	0.78%	1.03%

LVIP Delaware Diversified Floating Rate Fund	1

ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$80	$249	$433	$966
Service Class	$105	$328	$569	$1,259
Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. From May 3, 2010 to December 31, 2010, the fund’s portfolio turnover rate was 40% of the average value of its portfolio. Principal Investment Strategies Under normal circumstances, the fund will invest at least 80% of its net assets in floating rate securities, including but not limited to, investment grade corporate bonds, bank loans, high yield bonds, nonagency mortgage-backed securities, asset-backed securities, securities issued or guaranteed by the U.S. government, municipal bonds, securities of foreign issuers in both developed and emerging markets, and may include derivative instruments that attempt to achieve a floating rate of income for the fund when they are combined with a group of fixed rate securities. The instruments listed in the preceding paragraph may be variable and floating-rate fixed income securities that generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). Derivative instruments may be utilized to effectively convert the fixed rate of interest payments from a group of certain fund portfolio securities into floating rate interest payments. The average portfolio duration (i.e., the sensitivity to general changes in interest rates) of this fund will generally not exceed one year.Up to 50% of the fund’s total assets may be allocated to below-investment-grade securities (“junk bonds”). Investments in emerging markets will, in the aggregate, be limited to no more than 15% of the fund’s total assets. Non-U.S.-dollar-denominated securities will be limited to no more than 50% of net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets. The fund may also invest up to 50% of its total assets in a wide range of derivative instruments, including options, futures contracts, options on futures contracts, and swaps. Derivatives may be used for hedging or non-hedging purposes, such as to enhance total return or to gain exposure to certain securities or markets. In addition, the fund may hold a portion of its assets in cash or cash equivalents.As a part of its risk management, the fund has an overall minimum weighted average Moody’s credit rating of A3 or above . This minimum credit rating ensures that the portfolio on average will remain investment grade even though the fund may invest in individual securities rated below investment grade that present a higher level of risk. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
  Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
  Below Investment Grade Bonds: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for the fund’s positions in below investment grade bonds.

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  Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
  Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
  Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security and financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
  Derivatives Risk: The performance of derivatives depends largely on the performance of an underlying currency, security or index, and there may be imperfect correlation between the value of the derivative and the instrument. The fund’s use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised. Derivatives may involve a small initial investment relative to the risk assumed. The fund may lose more than the principal amount invested in derivatives.
  Derivative Currency Transactions Risk: The exposure to changes in currency exchange rates could result in losses if currencies do not perform as anticipated. While derivative currency transactions may reduce exposure to currency risks, they may also reduce the ability to benefit from favorable changes in currency exchange rates.
  Liquidity Risk: The fund may invest up to 15% of net assets in illiquid holdings. The fund may have difficulty precisely valuing these holdings and may be unable to sell these holding as the time or price desired.
  Loan Risk: Bank loans (i.e. loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
  Active Trading Risk: Active trading (“high portfolio turnover”) generally results in correspondingly greater expenses to the fund. High portfolio turnover can on some occasions result in significant tax consequences to investors.
  Fund of Funds Risk: The fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance their underlying holdings. This could result in large inflows into the fund or large redemptions from the fund, which may increase transaction costs or portfolio turnover for the fund.
Fund PerformanceThe fund commenced operations on May 3, 2010. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower. Investment Adviser and Sub-AdviserInvestment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: Delaware Management Company
Portfolio Manager(s)	Company Title	Experience w/Fund
Paul Grillo	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	Since May 2010
Roger A. Early	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	Since May 2010
Kevin P. Loome	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	Since May 2010
J. David Hillmeyer	Vice President, Portfolio Manager and Trader	Since May 2010

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Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Insurance Companies, Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

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